UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 15, 2003



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM  9.  REGULATION  FD  DISCLOSURE  -  RESULTS  OF  OPERATIONS  AND  FINANCIAL
          CONDITIONS

Maverick Tube  Corporation  announced on October 15, 2003 its third quarter 2003
results.   The  press  release  is  attached  hereto  as  Exhibit  99.1  and  is incorporated herein by reference.

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its third quarter 2003 earnings conference call on Thursday October 16, 2003 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 16, 2003


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated October 15, 2003

99.2           Certain Historical Financial Information